Raymond James Denver Bank Tour August 2019 David Brooks, Chairman, CEO and President Michael Hobbs, Chief Executive Officer - Colorado RAISING STANDARDS TOGETHER

Safe Harbor Statement From time to time, our comments and releases may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”) that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by words such as “believes,” “anticipates,” “expects,” “forecast,” “guidance,” “intends,” “targeted,” “continue,” “remain,” “should,” “may,” “plans,” “estimates,” “will,” “will continue,” “will remain,” variations on such words or phrases, or similar references to future occurrences or events in future periods; however, such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives, and expectations of the Company or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on the Company's current expectations and assumptions regarding its business, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. The Company's actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Many possible events or factors could affect the Company's future financial results and performance and could cause such results or performance to differ materially from those expressed in forward looking statements. These factors include, but are not limited to, the following: (1) the Company’s ability to sustain its current internal growth rate and total growth rate; (2) changes in geopolitical, business and economic events, occurrences and conditions, including changes in rates of inflation or deflation, nationally, regionally and in the Company’s target markets, particularly in Texas and Colorado; (3) worsening business and economic conditions nationally, regionally and in the Company’s target markets, particularly in Texas and Colorado, and the geographic areas in those states in which the Company operates; (4) the Company’s dependence on its management team and its ability to attract, motivate and retain qualified personnel; (5) the concentration of the Company’s business within its geographic areas of operation in Texas and Colorado; (6) changes in asset quality, including increases in default rates on loans and higher levels of nonperforming loans and loan charge-offs; (7) concentration of the loan portfolio of Independent Bank, before and after the completion of acquisitions of financial institutions, in commercial and residential real estate loans and changes in the prices, values and sales volumes of commercial and residential real estate; (8) the ability of Independent Bank to make loans with acceptable net interest margins and levels of risk of repayment and to otherwise invest in assets at acceptable yields and presenting acceptable investment risks; (9) inaccuracy of the assumptions and estimates that the managements of Independent Bank and the financial institutions that it acquires make in establishing reserves for probable loan losses and other estimates; (10) lack of liquidity, including as a result of a reduction in the amount and sources of liquidity that the Company currently has; (11) material increases or decreases in the amount of deposits held by Independent Bank or other financial institutions that the Company acquires and the cost of those deposits; (12) the Company’s access to the debt and equity markets and the overall cost of funding its operations; (13) regulatory requirements to maintain minimum capital levels or maintenance of capital at levels sufficient to support the Company’s anticipated growth; (14) changes in market interest rates that affect the pricing of the loans and deposits of each of Independent Bank and the financial institutions that the Company acquires and the net interest income of each of Independent Bank and the financial institutions that the Company acquires; (15) fluctuations in the market value and liquidity of the securities the Company holds for sale, including as a result of changes in market interest rates; (16) effects of competition from a wide variety of local, regional, national and other providers of financial, investment and insurance services; (17) the institution and outcome of, and costs associated with, litigation and other legal proceedings against one of more of the Company, Independent Bank and financial institutions that the Company acquires or to which any of such entities is subject; (18) the occurrence of market conditions adversely affecting the financial industry generally; (19) the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations and their application by the Company’s regulators, and changes in federal government policies, as well as changes in regulatory requirements applicable to, and resulting from regulatory supervision of, the Company and Independent Bank as a financial institution with total assets greater than $10 billion; (20) changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board, the SEC and the Public Company Accounting Oversight Board, or PCAOB, as the case may be; (21) governmental monetary and fiscal policies; (22) changes in the scope and cost of FDIC insurance and other coverage; (23) the effects of war or other conflicts, acts of terrorism (including cyber attacks) or other catastrophic events, including storms, droughts, tornadoes, hurricanes and flooding, that may affect general economic conditions; (24) the Company’s actual cost savings resulting from previous or future acquisitions are less than expected, it is unable to realize those cost savings as soon as expected, or it incurs additional or unexpected costs; (25) the Company’s revenues after previous or future acquisitions are less than expected; (26) the liquidity of, and changes in the amounts and sources of liquidity available to, the Company, before and after the acquisition of any financial institutions that the Company acquires; (27) deposit attrition, operating costs, customer loss and business disruption before and after the Company’s completed acquisitions, including, without limitation, difficulties in maintaining relationships with employees, may be greater than the Company expected; (28) the effects of the combination of the operations of financial institutions that the Company acquired in the recent past or may acquire in the future with the Company’s operations and the operations of Independent Bank, the effects of the integration of such operations being unsuccessful, and the effects of such integration being more difficult, time-consuming or costly than expected or not yielding the cost savings that the Company expects; (29) the impact of investments that the Company or Independent Bank may have made or may make and the changes in the value of those investments; (30) the quality of the assets of financial institutions and companies that the Company has acquired in the recent past or may acquire in the future being different than the Company determined or determine in its due diligence investigation in connection with the acquisition of such financial institutions and any inadequacy of loan loss reserves relating to, and exposure to unrecoverable losses on, loans acquired; (31) the Company’s ability to continue to identify acquisition targets and successfully acquire desirable financial institutions to sustain its growth, to expand its presence in its markets and to enter new markets; (32) technology-related changes are harder to make or are more expensive than expected; (33) attacks on the security of, and breaches of, the Company or Independent Bank’s digital information systems, the costs the Company or Independent Bank incur to provide security against such attacks and any costs and liability the Company or Independent Bank incurs in connection with any breach of those systems; (34) the potential impact of technology and “FinTech” entities on the banking industry generally; (35) our success at managing the risks involved in the foregoing items; and (36) the other factors that are described in the Company’s Annual Report on Form 10-K filed on February 28, 2019, under the heading “Risk Factors”, and other reports and statements filed by the Company with the SEC as well as those described in Guaranty Bancorp's Annual Report on Form 10-K filed on February 28, 2018, and other reports and statements filed by Guaranty Bancorp with the SEC. Any forward-looking statement made by the Company in this document speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. 2

Company Snapshot Overview Branch Map as of June 30, 2019 • Headquartered in McKinney, Texas • 100+ years of operating history • 95 banking offices in TX and CO • Acquired eight financial institutions since 2013 IPO • Strong history of robust, disciplined credit quality Financial Highlights as of and for the Quarter Ended June 30, 2019 Balance Sheet Highlights ($ in millions) Total Assets $ 14,709 Total Loans Held for Investment 11,238 Total Deposits 11,531 Equity 2,249 Asset Quality Nonperforming Asset Ratio 0.19% Nonperforming Loans to Total Loans Held for Investment (1) 0.16 Net Charge-off Ratio (annualized) 0.01 Capital Ratios Tier 1 Risk Based 9.66% Total Risk Based 11.51 Tangible Common Equity to Tangible Assets (2) 8.42 Profitability Net Income $ 49.7 Adjusted Net Interest Margin (2) 4.03% Adjusted Efficiency Ratio (2) 47.39 Adjusted Return on Average Assets (2) 1.47 (1) Excludes mortgage warehouse purchase loans (2) Non-GAAP financial measure. See Appendix for reconciliation. 3

Second Quarter Key Highlights • Solid earnings with net income of $49.7 million, or $1.15 per diluted share and adjusted (non-GAAP) net income of $52.9 million, or $1.22 per diluted share • Strong organic deposit growth of 10.4% (annualized) • Organic loan growth of 6.6% for the quarter and 6.9% year to date (annualized) • Asset quality credit metrics remain at low levels • Repurchased $39 million of Company stock through the Share Repurchase Program • Successfully completed the operational conversion of Guaranty Bank and Trust 4

Second Quarter Selected Financial Data ($ in thousands except per share data) As of and for the Quarter Ended Linked Quarter Balance Sheet Data June 30, 2019 March 31, 2019 June 30, 2018 Change Annual Change Total assets $ 14,708,922 $ 14,145,383 $ 10,017,037 4.0% 46.8% Loans held for investment, excluding mortgage warehouse purchase loans 10,784,041 10,692,183 7,479,977 0.9 44.2 Mortgage warehouse purchase loans 453,492 251,258 164,790 80.5 175.2 Total deposits 11,530,587 11,239,426 7,533,405 2.6 53.1 Total borrowings (other than junior subordinated debentures) 792,534 538,425 887,724 47.2 (10.7) Total stockholders' equity 2,249,342 2,234,202 1,538,269 0.7 46.2 Earnings and Profitability Data Net interest income $ 129,643 $ 121,652 $ 78,909 6.6% 64.3% Net interest margin 4.11% 4.05% 3.97% 1.5 3.5 Noninterest income $ 16,199 $ 16,424 $ 10,133 (1.4) 59.9 Noninterest expense 77,978 86,595 49,158 (10.0) 58.6 Net income 49,736 37,131 29,635 33.9 67.8 Basic EPS 1.15 0.85 1.02 35.3 12.7 Diluted EPS 1.15 0.85 1.02 35.3 12.7 Adjusted net interest margin (1) 4.03% 4.01% 3.93% 0.5 2.5 Adjusted net income (1) $ 52,928 $ 52,028 $ 32,239 1.7 64.2 Adjusted basic EPS (1) 1.22 1.19 1.11 2.5 9.9 Adjusted diluted EPS (1) 1.22 1.19 1.11 2.5 9.9 Return on average assets 1.39% 1.08% 1.30% 28.7 6.9 Adjusted return on average assets (1) 1.47 1.51 1.41 (2.6) 4.3 (1) See Appendix for non-GAAP reconciliation 5

Among Strongest Economies in USA Texas • 3rd most Fortune 500 companies (48 headquartered in Texas in 2018) • Forbes list Texas #3 as best state for business and #3 in economic climate (2018) • Second fastest economic growth • Headquarters to 100 of the 1,000 largest public and private companies in the United States • 2nd largest State (28.7 million in 2018), 3rd fastest-growing state (1.80% in 2018) • Texas unemployment rate of 3.4% which is stronger than the national average (June 2019) • Home to six top universities and eleven professional sports teams • U.S. News ranks four of the major metro areas (Austin, San Antonio, Dallas/Ft. Worth, & Houston) in their top 30 in the 100 Best Places to Live in the USA 2018 • 3 out of 4 of Texas’ major metro areas (Dallas, Austin, San Antonio) were ranked in the top 15 on Forbes’ The Best Big Cities For Jobs 2018 (May 2018) Colorado • Forbes list Colorado #8 as best state for business and #2 in economic climate (2018) • Colorado is expected to have the second fastest job growth over the next five years per EMSI data. • 21st largest state (5.7 million in 2018), 2nd fastest-growing state (1.85% in 2018) • Colorado unemployment rate of 3.0% which is stronger than national average (June 2019) • Home to six top universities and five professional sports teams • U.S. News ranks two of the major metro areas (Colorado Springs & Denver) in their top 30 in the 100 Best Places to Live in the USA 2018 • High levels of education are a key factor in the booming growth of the area's economy and workforce. Source: S&P Global Market Intelligence, Fortune, Forbes, World Population Review, Texas Wide Open Spaces, U.S. Census Bureau, Bureau of Labor Statistics, Dallas Office of Economic Development, Dallas Chamber of Commerce, Austin Chamber of Commerce, Greater Houston Partnership, Denver.org., Choose Colorado, Select Georgia, Denver 6 Post, U.S. News

Market Highlights DFW Metroplex/North Texas Region • 4th largest MSA,fastest growing in the United States IBTX operates in some of (2018) Forbes Best Places For Business & Careers • Ranked 2nd in number of jobs added over the year and Forbes.com, 2018 Ranking 3rd in annual rate of job growth #4 - Denver #6 - Dallas Austin/Central Texas Region th #8 - Austin • 11 largest city in the United States #12 - Colorado Springs • Ranked #1 strongest U.S. MSA (2018) #21 - Fort Collins Houston Region • 4th fastest growing MSA in the U.S. (2018) • 4th largest city in U.S., largest in Texas (2018) Denver IBTX # of • The 13th fastest growing MSA in the U.S. (2018) Market IBTX Rank Branches Total • Annual population growth of 1.9% per year since 2010 Metropolitan Statistical Area 2018 2019 Population (1) Dallas-Fort Worth-Arlington, TX 10 35 7,575,979 Colorado Springs Houston-The Woodlands-Sugar Land, TX 20 13 7,092,836 • Home to the largest Military base in Colorado Austin-Round Rock-Georgetown, TX 11 6 2,187,161 • 2nd largest city in Colorado Sherman-Denison, TX 3 6 132,322 Waco, TX 11 2 274,601 Greeley Denver-Aurora-Lakewood, CO 12 14 2,959,584 • Ranked 9th in job growth for Mid-Sized Metros in U.S Fort Collins, CO 3 9 353,332 (2018) Boulder, CO 5 4 328,860 • Annual population growth of 2.1% per year since 2010 Greeley, CO 8 3 315,106 Colorado Springs, CO 13 3 741,407 Fort Collins Total 95 21,961,188 • Ranked 4th in job growth for Mid-Sized Metro in U.S (2018) • 4th largest city in Colorado • Ranked 19th in Forbes Job Growth (2018) Source: S&P Global Market Intelligence, World Population Review, Forbes, Dallas.org, U.S. Census Bureau, Bureau of Labor Statistics, Bureau of Economic Analysis, Austin Chamber of Commerce, Greater Houston Partnership, Denver.org., Choose Colorado, Denver Post, U.S. News, Dallas news, Houston .org, Policom Corporation, newgeography.com, 7 Memphisinvest.com, Hfflp.com, Business Facilities (1) Population data from S&P Global Market Intelligence as of June 2018

History of Growth – Total Assets (1) ($ in millions) Organic CAGR of ~31% since 2011 Guaranty Bancorp (1) Total CAGR of ~36% since 2011 Total Assets - $3,943M Integrity Bancshares $14,709 Total Assets - $852M $3,943 Live Oak Financial Total Assets - $131M BOH Holdings Carlile Bancshares Total Assets - $1,189M Total Assets - $2,444M Houston City Bancshares Total Assets - $351M $9,850 I Bank Holding Company $852 Total Assets - $173M $8,684 Grand Bank $2,444 Community Group Total Assets - $620M Total Assets - $111M $5,853 Collin Bank $5,055 Total Assets - $168M $4,133 $620 $1,671 $2,164 $1,741 $168 $284 2012 2013 2014 2015 2016 2017 2018 Q2 2019 Period Ending IBTX IPO: 4/3/2013 Annual Acquired Assets Note: Acquired assets includes impact of purchase accounting (1) CAGR basis of $1,254 billion as of December 31, 2011 8

Focused on Delivering Shareholder Value Tangible Book Value, Earnings Per Share and Adjusted Earnings Per Share Trends (diluted) $27.44 $26.66 $25.84 $23.76 $21.19 $17.85 $15.89 $16.15 $4.47 $4.33 $3.45 $3.04 $2.97 $2.21 $2.36 $2.88 $1.77 $2.21 $1.85 $1.19 $1.22 $1.54 $1.15 $0.85 2013 2014 2015 2016 2017 2018 Q1 2019 Q2 2019 Year Ending Quarter Ending EPS (1) Adjusted EPS (2) Tangible Book Value (2) (1) Effective January 1, 2018, the TCJA reduced the corporate U.S. statutory tax rate from 35% to 21%. The year ended December 31, 2017, includes a $5,528 charge to remeasure deferred taxes as a result of the enactment of the tax reform. 9 (2) See Appendix for non-GAAP reconciliation

Historical Profitability Interest Income, Net Interest Income and NIM ($ in millions) $407.3 $167.7 $155.6 $326.3 $307.9 $121.7 $129.6 $265.5 $109.3 $112.8 $97.1 $210.0 $86.3 $87.1 $183.8 $78.9 4.11% 3.81% 3.84% 3.97% 3.97% 3.94% 3.98% 4.05% 2016 2017 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Year Ending Quarter Ending NIM Interest income Net interest income Adjusted Efficiency Ratio Trends (1) ($ in millions) $322.5 $126.9 $261.4 $189.4 $78.0 $182.0 $70.9 $157.6 $107.5 $44.9 52.34% 51.46% 50.47% 49.50% 47.39% $2.0 $4.6 $41.5 $5.7 $1.4 $3.2 $19.5 $35.9 $9.8 $15.9 2016 2017 2018 Q2 2018 Q2 2019 Year Ending Quarter Ending Adjusted net interest income Adjusted noninterest income Adjusted noninterest expense Amortization of other intangible assets Adjusted efficiency ratio (1) See Appendix for non-GAAP reconciliation 10

Deposit Mix and Pricing Deposit Mix as of 6/30/2019 Deposit Growth versus Average Rate ($ in millions) Brokered CDs: 0.6% $11,531 CDs > CDs < $100,000: $100,000: 2.7% 9.4% IRAs: 0.8% $7,738 1.07% Noninterest-bearing $6,633 demand: 27.3% 0.83% Money Market: $4,577 16.9% 0.46% 0.38% Savings: 4.9% 2016 2017 2018 Q2 2019 Public funds, Interest-bearing interest-bearing checking: 27.0% Period Ending accounts and CDs: 10.4% Deposits Average YTD Rate (1) 2019 YTD Average Rate for Interest-bearing deposits: 1.47% (1) Average rate for total deposits 11

Loan Portfolio Composition Loan Composition at 06/30/2019 CRE Loan Composition at 06/30/2019 Mixed Use (not retail): 2.4% Misc: 6.8% Multifamily: 8.3% 1-4 Family Const.: 3.3% Restaurant: 2.6% Consumer: 0.6% Mini Storage: 3.0% 1-4 Family: 13.9% Convenience Store: 2.3% Church: 2.4% Office: 25.5% Ag: 0.9% Healthcare: 6.8% C&I: 19.6% Daycare/School: 2.1% C&D: 10.3% Industrial: 7.4% Hotel/Motel: 5.8% Retail: 24.6% Loans by Region at 06/30/2019 CRE: 51.4% Central Texas: 13.0% Colorado: 28.9% 2019 YTD adjusted loan yield: 5.54% (1) North Texas: 37.2% Houston: 20.9% (1) Non-GAAP financial measure. Excludes $3.7 million of unexpected income recognized on credit impaired acquired loans. 12

Commercial Real Estate (CRE) and Construction and Development (C&D) CRE and C&D Concentrations at 06/30/2019 Retail CRE and C&D Composition at 06/30/2019 398% 385% 380% 384% 386% Mixed Use: 7.7% Big Box: 2.4% Free Standing/ 130% 125% 116% 106% Single 99% Tenant: 21.7% Loans > $500 thousand Strip Center: 06/30/18 09/30/18 12/31/18 03/31/19 06/30/19 68.2% Period Ending Total construction and development to Bank regulatory capital • 1,084 Retail Loans • 62 Loans > $5 million Total non-owner occupied CRE to Bank regulatory • $9 million Average size of Loans > $5 million capital 13

Construction & Development Composition (For All C&D Loans >$500 Thousand) C&D Portfolio CRE Construction Portfolio Composition at 06/30/2019 Composition at 06/30/2019 SFR Land/Land Construction: 18.8% Developement: Misc. CRE: 26.9% 22.5% Retail: 22.7% CRE Construction: 54.3% Healthcare: 8.0% Office: 20.5% Multifamily: 13.2% Hotel: 8.4% • 97.3% of loans in our market regions • $2 million Average size of loans Industrial: 4.7% • 639 C&D loans • 27.3% of C&D loans are owner-occupied 14

Energy Lending Outstanding Balances and Related Reserves ($ in millions) $28.8 $145.6 $27.8 $24.9 $25.6 $27.2 $112.6 $110.1 $106.8 $93.3 6.7% 5.5% 5.2% 5.2% 4.3% 06/30/18 09/30/18 12/31/18 03/31/19 06/30/19 Quarter Ending Exploration and Production Service loans Energy reserve % to total energy loans 15

Historically Strong Credit Culture NPLs / Loans NCOs / Average Loans 4.41% 2.67% 2.67% 4.15% 4.11% 3.43% 3.36% 3.03% 1.64% 2.91% 2.67% 2.38% 1.22% 2.25% 1.89% 1.05% 1.13% 1.62% 1.83% 1.71% 1.57% 1.31% 0.74% 1.50% 1.49% 1.50% 0.70% 1.12% 1.14% 0.49% 0.48% 0.48% 1.14% 0.43% 0.46% 0.46% 0.81% 0.31% 0.39% 0.28% 0.91% 0.68% 0.68% 0.53% 0.19% 0.16% 0.18% 0.18% 0.39% 0.10% 0.09% 0.32% 0.37% 0.21% 0.06% 0.24% 0.11% 0.12% 0.16% 0.16% 0.09% 0.06% 0.03% 0.02% 0.01% 0.03% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q2 2019 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD Period Ending Period Ending TX Commercial Banks U.S. Commercial Banks TX Commercial Banks U.S. Commercial Banks IBTX IBTX Note: Financial data as of and for the years ended December 31. For quarter ending June 30, 2019, peer and IBTX data as of and for the quarter ended March 31, 2019 and June 30, 2019, respectively. 16 Source: U.S. and Texas Commercial Bank numbers from S&P Global Market Intelligence.

Capital CET 1, Leverage, Total Capital, Tier 1 and TCE/TA Ratios 12.56% 12.58% 11.96% 11.51% 11.38% 10.41% 10.05% 10.05% 10.07% 9.61% 9.57% 9.60% 9.66% 9.22% 8.92% 9.24% 9.33% 8.55% 9.06% 8.20% 8.65% 8.37% 8.42% 7.82% 7.17% 12/31/16 12/31/17 12/31/18 Q1 2019 Q2 2019 Period Ending Common equity tier 1 to risk-weighted assets Tier 1 capital to average assets Total capital to risk-weighted assets Tangible common equity to tangible assets (1) Tier 1 capital to risk-weighted assets (1) See Appendix for non-GAAP reconciliation 17

Experienced Management Team Name / Title Background David R. Brooks -39 years in the financial services industry; 31 years at Independent Bank Chairman of the Board, CEO & President, -Active in community banking since the early 1980s - led the investor group that Director acquired Independent Bank in 1988 Daniel W. Brooks -36 years in the financial services industry; 30 years at Independent Bank Vice Chairman, Chief Risk Officer, Director -Active in community banking since the late 1980s Brian E. Hobart -25 years in the financial services industry; 14 years at Independent Bank Vice Chairman, Chief Lending Officer -Since 2009 has functioned as Chief Lending Officer of the Company Michelle S. Hickox -29 years in the financial services industry; 7 years at Independent Bank EVP, Chief Financial Officer -Previously a Financial Services Audit Partner at RSM US LLP James C. White -Over 31 years in the financial services industry EVP, Chief Operations Officer -Previously served as EVP/COO of Texas Capital Bank James P. Tippit -13 years in the financial services industry; 8 years at Independent Bank EVP, Corporate Responsibility -Previously functioned as Community Reinvestment Officer of Independent Bank -Over 36 years experience representing community banks in corporate, regulatory Mark S. Haynie and securities matters EVP, General Counsel -Previously an attorney, President and shareholder at Haynie Rake Repass & Kilmko, P.C., a law firm 18

Appendix 19

APPENDIX Supplemental Information - Non-GAAP Financial Measures (unaudited) Reconciliation of Adjusted Net Income, Adjusted Efficiency Ratio and Adjusted EPS--Quarterly Periods ($ in thousands except per share data) For the Quarters Ended June 30, 2019 March 31, 2019 December 31, 2018 September 30, 2018 June 30, 2018 Net Interest Income - Reported (a) $ 129,643 $ 121,652 $ 87,108 $ 86,268 $ 78,909 Unexpected income recognized on credit impaired acquired loans (2,695) (1,016) (967) (1,051) (954) Adjusted Net Interest Income (b) 126,948 120,636 86,141 85,217 77,955 Provision Expense - Reported (c) 4,739 3,224 2,910 1,525 2,730 Noninterest Income - Reported (d) 16,199 16,424 9,887 12,749 10,133 Gain on sale of OREO and repossessed assets (312) — (56) (95) (58) (Gain) loss on sale of securities (20) (245) 232 115 10 Loss (gain) on sale of premises and equipment 279 (9) — (220) 89 Recoveries on loans charged off prior to acquisition (258) (1,311) (109) (230) (336) Adjusted Noninterest Income (e) 15,888 14,859 9,954 12,319 9,838 Noninterest Expense - Reported (f) 77,978 86,595 51,848 52,655 49,158 OREO impairment (988) (436) — — — IPO related stock grants — — — — (11) Acquisition expense (6,069) (19,171) (1,094) (2,594) (4,296) Adjusted Noninterest Expense (g) 70,921 66,988 50,754 50,061 44,851 Income Tax Expense Reported (h) 13,389 11,126 8,273 9,141 7,519 Adjusted Net Income (1) (b) - (c) + (e) - (g) = (i) $ 52,928 $ 52,028 $ 34,120 $ 36,593 $ 32,239 Average shares for basic EPS (j) 43,331,988 43,759,348 30,503,062 30,473,603 29,065,426 Average shares for diluted EPS (k) 43,331,988 43,759,348 30,503,062 30,563,717 29,157,817 Adjusted Basic EPS (i) / (j) $ 1.22 $ 1.19 $ 1.12 $ 1.20 $ 1.11 Adjusted Diluted EPS (i) / (k) 1.22 1.19 1.12 1.20 1.11 EFFICIENCY RATIO Amortization of other intangible assets (l) $ 3,235 $ 3,235 $ 1,496 $ 1,519 $ 1,393 Reported Efficiency Ratio (f - l) / (a + d) 51.25% 60.37% 51.91% 51.64% 53.64% Adjusted Efficiency Ratio (g - l) / (b + e) 47.39 47.05 51.26 49.77 49.50 PROFITABILITY Total Average Assets (m) $ 14,397,852 $ 13,975,192 $ 10,026,151 $ 10,028,224 $ 9,164,915 Return on Average Assets (annualized) (a - c + d - f - h) / (m) 1.39% 1.08% 1.34% 1.41% 1.30% Adjusted Return on Average Assets (annualized) (i) / (m) 1.47 1.51 1.35 1.45 1.41 (1) Assumes an adjusted effective tax rate of 21.2%, 20.3%, 19.6%, 20.4%, and 19.8% for the quarters ended June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018, respectively. 20

APPENDIX Supplemental Information - Non-GAAP Financial Measures (unaudited) Reconciliation of Adjusted Net Income, Adjusted Efficiency Ratio and Adjusted EPS--Annual Periods ($ in thousands except per share data) For the Year Ended December 31, 2018 2017 2016 Net Interest Income - Reported (a) $ 326,252 $ 265,478 $ 183,806 Unexpected income recognized on loans acquired with deteriorated credit quality (3,711) (4,063) (1,765) Adjusted Net Interest Income (b) 322,541 261,415 182,041 Provision Expense - Reported (c) 9,860 8,265 9,440 Noninterest Income - Reported (d) 42,224 41,287 19,555 Gain on sale of loans — (351) — (Gain) loss on sale of branches — (2,917) 43 Gain on sale of OREO/repossessed assets (269) (850) (62) Loss (gain) on sale of securities 581 (124) (4) (Gain) loss on sale of premises and equipment (123) 21 (32) Recoveries on loans charged off prior to acquisition (962) (1,182) — Adjusted Noninterest Income (e) 41,451 35,884 19,500 Noninterest Expense - Reported (f) 198,619 176,813 113,790 Senior leadership restructuring — — (2,575) OREO impairment (85) (1,412) (106) IPO related stock grants (136) (508) (543) Acquisition expense (8,958) (17,259) (3,121) Adjusted Noninterest Expense (g) 189,440 157,634 107,445 Income Tax Expense Reported (1) (h) 31,738 45,175 26,591 Adjusted Net Income (1) (b) - (c) + (e) - (g) = (i) $ 132,183 $ 88,878 $ 56,563 Average shares for basic EPS (j) 29,599,119 25,636,292 18,501,663 Average shares for diluted EPS (k) 29,599,119 25,742,362 18,588,309 Adjusted Basic EPS (i) / (j) $ 4.47 $ 3.47 $ 3.06 Adjusted Diluted EPS (i) / (k) 4.47 3.45 3.04 EFFICIENCY RATIO Amortization of other intangible assets (l) $ 5,739 $ 4,639 $ 1,964 Reported Efficiency Ratio (f - l) / (a + d) 52.35% 56.13% 54.99% Adjusted Efficiency Ratio (g - l) / (b + e) 50.47 51.46 52.34 PROFITABILITY Total Average Assets (m) $ 14,187,662 $ 7,966,421 $ 5,469,542 Return on Average Assets (annualized) (a - c + d - f - h) / (m) 1.69% 0.96% 0.98% Adjusted Return on Average Assets (annualized) (i) / (m) 1.39 1.12 1.03 (1) Assumes an effective tax rate of 19.7% for the year ended December 31, 2018. Excludes $5,528 charge to remeasure deferred taxes as a result of the enactment of the TCJA and $259 thousand of one-time nondeductible tax expense and assumes the resulting normalized effective tax rate of 32.4% for the year 21 ended December 31, 2017. Assumes an effective tax rate of 33.2% for the year ended December 31, 2016.

APPENDIX Supplemental Information - Non-GAAP Financial Measures (unaudited) Reconciliation of Tangible Common Equity to Tangible Assets ($ in thousands) As of and for the Quarter Ended June 30, 2019 March 31, 2019 December 31, 2018 December 31, 2017 December 31, 2016 Tangible Common Equity Total common stockholders' equity $ 2,249,342 $ 2,234,202 $ 1,606,433 $ 1,336,018 $ 672,365 Adjustments: Goodwill (994,097) (992,380) (721,797) (621,458) (258,319) Other intangible assets, net (110,090) (113,325) (45,042) (43,244) (14,177) Tangible Common Equity $ 1,145,155 $ 1,128,497 $ 839,594 $ 671,316 $ 399,869 Tangible Assets Total Assets $ 14,708,922 $ 14,145,383 $ 9,849,965 $ 8,684,463 $ 5,852,801 Adjustments: Goodwill (994,097) (992,380) (721,797) (621,458) (258,319) Other intangible assets, net (110,090) (113,325) (45,042) (43,244) (14,177) Tangible Assets $ 13,604,735 $ 13,039,678 $ 9,083,126 $ 8,019,761 $ 5,580,305 Tangible Common Equity To Tangible Assets 8.42% 8.65% 9.24% 8.37% 7.17% 22

Contact Information Corporate Headquarters Analysts/Investors: Independent Bank Group, Inc. Paul Langdale 7777 Henneman Way Investor Relations Officer McKinney, TX 75070 (972) 562-9004 plangdale@ibtx.com Michelle Hickox Executive Vice President and Chief Financial Officer (972) 562-9004 mhickox@ibtx.com Media: 972-562-9004 Telephone Peggy Smolen 972-562-7734 Fax Senior Vice President, Marketing & Communications Director www.ibtx.com (972) 562-9004 psmolen@ibtx.com 23

About Us A STANDARD OF EXCELLENCE Our unique brand of banking extends from the Gulf Coast of Texas to Colorado Front Range. Independent Bank is a multi-billion dollar community financial institution. We provide a wide range of relationship-driven commercial banking products and services tailored to meet the needs of businesses, professional organizations, community groups and entrepreneurs. We also offer a full line of personal financial products and services to make banking easy for busy families and individuals. The Bank provides capital and guidance to foster growth, bring new ideas to life, and energize local businesses. We accomplish these goals by funding projects such as medical facilities, warehouse space, and hospitality and education venues. By developing strong relationships and a deep understanding of your industry, our team offers a proactive approach to business banking. We continue to be named Best Bank within many of the communities we serve. Recently, Independent Bank was named a Community Bankers Cup winner for the fifth consecutive year; a Top 75 Producing Lender Nationwide; a Top 50 Performer by the Dallas Business Journal; and one of the Healthiest Employers in both North Texas and Central Texas. The Bank builds community on two fronts: by helping create economic development and by partnering within the community. It all begins by empowering our employees. We encourage our people to follow their passion and volunteer. And we back that up through formal giving programs. AWARDS HIGHLIGHTS America's Best Banks Forbes Community Bankers Cup Raymond James Top 100 Workplace Five-Star Rating BauerFinancial 24

VISION Raising Standards Together MISSION To make an impact on the communities we serve through high-performance, purpose- driven banking. GUIDING PRINCIPLES We believe in: • Principled financial decisions • Building strong, healthy communities • Leading with a courageous heart • Resilient Solutions • Thriving relationships 25